Exhibit 99.1

Company overview

Company overview

- **Who:** Purple is a leading comfort technology company that leverages its operational and innovation expertise to design and sell a portfolio of patented comfort products backed by a unique brand
- **What:** Purple designs, manufactures and sells a range of comfort technology offerings, including mattresses, a pillow, cushions, sheets, bed platforms and other products



- **Why:** Purple exists to help people feel better. The Company's goal is to bring comfort to lives around the world, whether they are sitting, sleeping or standing[1]
- **How:** Purple operates with a strategy of profitable growth through direct-to-consumer channels. Purple has bootstrapped its efforts, investing everything back into product innovation, production and marketing
- **When:** Purple officially launched on January 22, 2016 with the "Goldilocks" commercial after a successfully funded Kickstarter campaign in September 2015
- **Where:** Headquarters sit at the base of the Wasatch Mountains in Alpine, Utah. Most manufacturing, assembly and shipping is done out of Grantsville, Utah. The Company is proud to bring manufacturing and jobs to the U.S.

Net revenue ($m) and growth (%)



$65.5
$190.1
190%
$40.9
$133.8
227%
2016
2017E
9M 2016
9M 2017

Adjusted EBITDA ($m) and margin (%)[2]



$2.6
($0.5)
$2.1
($2.1)
2016
2017E
9M 2016
9M 2017
3.9%
(0.3%)
5.2%
(1.6%)

(1) Purple has not yet entered into the stand market
(2) Refer to pages 37-39 for GAAP reconciliation

1

GPAC investment thesis

1. **Attractive financial profile characterized by a rare combination of hyper-growth and scale.** The Company achieved net revenue of $133.8m in the first 9 months of 2017, reflecting 227% year-over-year growth. GPAC believes that Purple is well positioned to continue its dynamic growth trajectory

2. **Large and growing bedding industry.** The over $22.4bn U.S. bedding industry is large and growing and is being revolutionized by direct-to-consumer distribution models. Purple is a leader in the direct-to-consumer segment and aims to further drive industry change across the sit, sleep and stand categories(1)(2)

3. **History of innovation.** The Company's founding team has a strong track record of innovation over the past 20+ years and GPAC believes that Purple's design, development and manufacturing expertise position it to continue to release innovative new technologies, products and manufacturing machines

4. **Proprietary and patent protected technology.** Purple has differentiated, proprietary and patent protected comfort-related technologies, machines, packaging and products(3). Moreover, the Company and its owners have over 20 years of experience protecting IP and licenses. GPAC believes that the Company's intellectual property and expertise provide strong and sustainable competitive advantages

5. **Proprietary and patent protected manufacturing processes.** Proprietary manufacturing processes, equipment and know-how allow Purple to efficiently produce its differentiated, high-performing products

6. **Vertically integrated.** Vertical integration enables the Company to rapidly test, learn and scale, thereby improving design and development capabilities as well as increasing operational efficiency

7. **Innovative and effective social marketing capabilities.** Effective digital and social marketing has created viral brand awareness that has driven consumer demand

8. **Multiple avenues for future growth.** Purple has many opportunities to continue to drive growth including further direct-to-consumer penetration, product innovations and category extensions, selling through "brick-and-mortar" retailers and expanding sales beyond the U.S.

9. **Experienced leadership team with a proven track record.** Purple is led by a seasoned team of industry experts that have helped to create and define the category and are highly qualified to execute the Company's strategic vision

(1) Purple has not yet entered into the stand market
(2) Market size estimate based on data from ISPA, Wall Street research and Furniture Today
(3) Purple owns or has exclusive rights to use 78 issued or pending patents purple GPAC Global Partner Acquisition Corp 2

Company overview

Investment highlights

Purpose is recognized as a leading comfort technology brand that designs and manufactures products to improve how people sleep, sit & stand[(1)]

1 Market opportunity	2 Unique technology	3 Innovative product portfolio	4 Vertical integration
Large and growing market, with a DTC segment that more than doubled its market share between 2015 and 2016[(2)]	Backed by proprietary comfort and manufacturing technologies, know-how and design and development expertise	Success across multiple product categories leveraging the Company's proprietary Hyper-Elastic Polymer® technology and innovative design	Purple's integrated innovation, manufacturing and marketing capabilities provide competitive advantages
5 Go-to-market strategy	6 Growth opportunities	7 Proven team	8 Financial
Innovative marketing capabilities with multi-channel distribution strategy drive strong brand awareness and adoption	Open runway for growth and expansion opportunities	Experienced team of innovation, technology, manufacturing, marketing, data management and retail experts	Attractive intersection of hyper-growth and scale

(1) Purple has not yet entered into the stand market
(2) Based on ISPA estimates and published Wall Street research purple GPAC Global Partner Acquisition Corp 4

5 Purple changes lives See www.purple.com/reviews “I am disabled and suffer from Spastic Cerebral Palsy. My disability causes me to suffer with constant back and leg pain. After the first night of sleeping on our Purple, I had no pain at all, and have had no pain since. This product has saved my life .” − Vinny “Serious , go get one, finance one, buy one if you can afford it. Do it now! My back is incredible and thanks me every day .” − Ilan A. “ We LOVE our Purple mattress. I originally purchased this because my husband often woke up with a sore back, sore knees, and numbness. Not anymore !” − Michelle B. “My husband and I love our purple mattress. We both use to wake up feeling crippled but now the aches and pains are gone. The Purple material is totally unique and superior to any other bed out there .” − Kim G. “In the past I've always struggled with lower back pain. Since I've slept on the Purple mattress, my lower back pain has disappeared .” − Mike W. “For the first time in about 20 years I have not awoken during the night due to hip pain. From the first night till now, the Purple mattress has been a God send .” − Susan S. Note: Purple does not guarantee the same or similar results for any consumer

1 Purple has a large and growing market opportunity

Purple addresses a large sleep market with sit and stand providing additional upside[1]

Segmentation of U.S. bedding industry (2016) ($bn)



Mattresses (2)
17.5
Sheets & mattress protectors
3.2
Pillows
1.3
Mattress pads
0.4
Total bedding industry
22.4
Complementary products such as pillows and cushions further expand opportunities

Consistently growing market disrupted by direct-to-consumer entrants[3]

- Since 1984, the U.S. mattress industry has exhibited stable, long-term growth with a 5% CAGR
  - Since 1984, the mattress market has seen growth in all but two years despite 3 recessionary periods
- Steady increase in average selling prices
- Contracting replacement cycles driven by increasing focus on sleep & health
- Direct-to-consumer sellers are taking share from traditional incumbents

(1) Purple has not yet entered into the stand market
(2) "Mattresses" includes sales of mattresses and foundations by traditional manufacturers and total revenues of DTC mattress players
(3) Commentary based on ISPA report
Source: ISPA, Wall Street research, Furniture Today, Better Sleep Council purple GPAC GLOBAL PARTNER ACQUISITION CORP
6

7 Purple is poised for greater DTC market penetration and disruption The industry is still in relatively early stages in terms of online penetration ~5% 0% 20% 40% 60% 80% 100% Food & Drug Health & Beauty Automotive Parts Hardware & Home Improvement Mattresses Specialty Jewelry Sporting Goods Housewares & Home Furnishings Mass Merchant Apparel & Accessories Toys and Hobbies Flowers & Gifts Computers & Electronics Office Supplies Books, Music, & Video Market share of top 500 e - Commerce retailers by category - 2016 (3) Mattresses still exhibit a low level of online penetration, with ample room to grow market share (1) “U.S . mattress industry” includes sales of mattresses and foundations by traditional manufacturers and total revenues of DTC matt res s players (2) “Traditional” per ISPA, multiplied by a 2.0x retail markup; “Direct - to - consumer” per published Wall Street research, representin g total revenues of e - Commerce mattress brands (3) Internet Retailer 2016 Top 500 guide Source: ISPA, Wall Street research, Furniture Today, Better Sleep Council 1 U.S . mattress industry is large, stable and growing (1)(2) ($bn) 1% 60 % DTC revenues are expected to quadruple between 2015 and 2017 (2) Purple has room for further DTC market penetration Targeted markets are DTC, traditional mattress retail and mass retail. Purple has active B2B programs in each of these markets 15.0 16.2 16.7 16.9 0.1 0.3 0.8 1.2 14.0 15.1 16.5 17.5 18.1 2013 2014 2015 2016 2017E Traditional Direct-to-consumer 4% ’16 – ‘17E CAGR

8 Purple’s massive market share gains Purple’s brand recognition is growing at a rapid clip… (1) …translating into rapid market share gains vs. competitors (2) Purple was officially launched one year after Helix, two years after Leesa and Casper, four years after Tuft & Needle and 6 years after Saatva (1) Google Trends, U.S.A. as of November 2017. Benchmarked out of 100 (2) “ U.S. mattress market” includes sales of mattresses and foundations by traditional manufacturers and total revenues of DTC mattress players. Purple market share shown based on total net revenue Source: ISPA, Wall Street research, Google, Furniture Today, Better Sleep Council U.S. mattress market U.S. direct - to - consumer channel 2017E market share ’15 – ‘17E market share change (bps) 2017E market share ’15 – ‘17E market share change (bps) DTC Other Traditional manufacturers 15.3% 24.1% 18.1% 12.0% 12.0% 6.0% 12.4% 1,329 265 191 (147) (760) (969) Traditional manufacturers 93.1% DTC 6.9% 507 (507) 1 0 20 40 60 80 100 T + 0 T + 13 T + 26 T + 39 T + 52 Google interest over time Months after launch (T)

9 One of a kind solution A superior product at a competitive price that is functionally different and visually unique Purple’s comfort technology, performance and unique feel differentiates the mattress Other products in market Hyper - Elastic Polymer ® Smart - Comfort Grid and quality cushioning base Memory foam, polyurethane foam Polyurethane foam Steel coils, memory foam and polyurethane foam Proprietary Tempur material (foam) Competing offerings are either soft OR firm Purple is both soft AND firm Memory foam, coil Memory foam, coil hybrid Purple’s game - changing comfort technology mattress 2

10 Purple’s innovative proprietary and patented technologies History of innovation led to the rise of comfort technologies across sleep, sit and stand (1) Hyper - Elastic Polymer ® Purple’s proprietary and patented Hyper - Elastic Polymer ® , one of a portfolio of advanced comfort technologies; a blend of chemistry and geometry originally designed to combat compression sores Temperature Neutral Purple doesn’t sleep or sit hot or cool; instead, customers say “it’s perfect” Pressure - Releasing Comfort & Support Purple’s proprietary and patented pressure - releasing technology provides excellent support for your spine and back with noticeably lower pressure on hips and shoulders Free Air Flow Purple’s column design allows air to flow freely, thereby preventing moisture trapping, extending the life of the mattress and seat cushions while providing a cleaner, more comfortable experience x Food - grade Non - toxic Hypoallergenic (1) Purple has not yet entered into the stand market 2

11 Competitive moat with multiple barriers to entry Proprietary & patent protected technology Proprietary processes Process knowledge and know - how  Proprietary and patent - protected comfort technologies and Mattress Max ™ machinery  Competitors in general use the same old, basic materials - a mix of memory and polyurethane foam, steel coils and latex foam  78 granted and pending patents owned or exclusive right to use in – Comfort technologies – Manufacturing – Products – Packaging  Purple designed and developed Mattress Max ™ and cushion molding machinery to enable Hyper - Elastic Polymer ® molding at scale  Significant investments to develop machinery and trade - secrets over last 20 years creates a strategic advantage  Extensive expertise that can only be gained from years of hands - on manufacturing of our unusual materials and machines  Mass manufacturing enables Purple to price into the majority of the market  Vertical integration enables rapid innovation and continuous improvement  On - site fabrication and repair teams enable high manufacturing uptime and in - house development of new equipment Purple maintains a strong competitive moat 2

3 Expanding product portfolio creates compelling long-term value proposition



Mattress (The Purple Bed) — Q1'16
- Patented advanced comfort technology



Seat Cushions (since 2010)
- Hyper-Elastic Polymer®: stretchy and durable
- Grid pattern designed to progressively fold and yield under pressure



Pillow
- Gentle, invisible neck support for additional comfort
- Sleeps cool with patented Purple design



Sheets
- World's first bamboo-based, ultra stretchy, seamless sheets for supreme comfort
- Makes any bed more comfortable than non-stretch standard or luxury sheets



Platform Base
- Strong, squeak-free platform with value pricing
- 2.5 inches taller than standard foundation – no boxspring needed
- Provides more under-bed storage space



Mattress Protector
- Stretchy mattress protector leads to deeper, better sleep
- Maintains mattress comfort
- Liquid proof



PowerBase
- Relieves tension using full-body massagers with variable comfort levels
- Elevates feet to reduce discomfort and improve blood flow
- Customized comfort positions



New mattress models (2H, 2, 3, 4)

✓ *Multiple customer entry points across different price points*

✓ *Varying product replacement cycle will lead to increased purchase frequency*

✓ *Synergies between durable and consumable products*

2016				2017			
Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17

Launch date

purple GPAC GLOBAL PARTNER ACQUISITION CORP
12

4 Innovation + manufacturing + marketing = vertical integration

Innovation

- Dedicated team focused on improving existing products and prototyping new designs
- Proprietary and patent-protected Hyper-Elastic Polymer® technology
- **78** granted and pending patents owned or exclusive right to use

Manufacturing machines



Comfort technologies / products



Packaging


purple

Strong IP generation & protection

Manufacturing

- 2 facilities totalling 646,000 sq. ft. located in Alpine and Grantsville, UT
- Facilities support massive growth
- Proprietary & patent-protected Mattress Max™ manufacturing equipment
- Significant investments made to increase capacity and expand redundancy





Scalable infrastructure

Marketing

- Highly experienced digital marketing team that drives strong brand awareness
- Innovative marketing partnerships with major brands, including Disney
  www.youtube.com/watch?v=UFVPBFzRFhY
- Massive social media presence
- Marketing efficiency with high ROI




STILL THINKING IT OVER?

Increase brand awareness, engagement & conversion

purple

Vertically integrated brand

purple GPAC GLOBAL PARTNER ACQUISITION CORP

13

5 Innovative marketing drives unparalleled awareness

Consistent voice promoting a true lifestyle brand…



Sleep   Sit   Stand[1]

- ✓ Loyal audience that frequently engages with Purple's viral content throughout replacement cycles and across different products
- ✓ 925m+ video views across Facebook and YouTube with 600,000+ fans and subscribers across social media
- ✓ Efficient customer acquisition with tailored content

Purple's video campaigns have extensive social reach

Campaigns	Video views: Facebook	Video views: YouTube
	146m	144m
	27m	46m
	79m	36m
38 others	285m	166m

10 years of footage is watched every day on our channels[2]

Differentiated branding that is humorous, memorable and communicates unique & compelling product features purple
THE PILLOW WITH NO FLUFF.
JUST SCIENCE.
BUY NOW!


purple
SOOO
SOFT.
PURPLE SHEETS
SOFTEST IN THE BIZ
BUY NOW


purple MATTRESS
COOL
SLEEP COOL
MEMORY FOAM
NOT
SAVE ME


SASQUATCH STRONG!
The Purple
MATTRESS PROTECTOR
SAVE 50% OFF
with mattress purchase
Tell me more
purple


purple
DON'T SLEEP WITH BEARS
SLEEP HACKS #4
CHECK IT OUT

(1) Purple has not yet entered into the stand market
(2) As of Q3 2017

purple GPAC GLOBAL PARTNER ACQUISITION CORP
14

5 Multi-channel distribution strategy

1 Direct-to-consumer

- Purple continues to increase sales and penetration through existing channels
- Millions of unique visitors per month
- Coveted digital platform statistics (YouTube, Facebook etc.)



LIFE'S TOO SHORT
TO BE UNCOMFORTABLE

2 Brick-and-mortar relationships

- Established relationships given long history of products
- Ability to reach large store footprint

Select current partners:(1)

BED BATH & BEYOND | TA | Sam's Club

(Samsclub.com)

3 Specialty

- Catalogue and TV home shopping provide additional levers for sales
- Strength in smaller ticket sales / impulse purchases

4 Retail relationships

- Announced test with Mattress Firm in select locations
- Largest specialty mattress retailer with approximately 3,500 stores(2)

Videos + Mobile + Social + Website

purple

Consumer curious but would like to test in person, leading to in-store purchase

?

In-store consumer experience leading to online purchase

Purple Zone in stores

MATTRESS FIRM

(1) Excluding samsclub.com, only non-mattress products are sold through these channels
(2) 2016 Furniture Today, Mattress Firm

purple | GPAC Global Partner Acquisition Corp | 15

16 Purple growth opportunities Multi - channel distribution / retail relationships Category & vertical expansion Purple has multiple vectors to drive growth International expansion Existing product innovation Direct - to - consumer growth & penetration New product launches across sleep, sit & stand 6

17 Visionary leaders…  Over 20 years of product development history with Purple’s predecessor companies  Tony is the visionary behind Purple’s patented Hyper - Elastic Polymer ® technology  Has numerous patents and has been key to taking many ideas to the manufacturing stage  Over 13 years of experience in advanced aerospace materials and engineering  Has transitioned day to day responsibilities to Terry and the Management team  Terry has spent over 20 years focused on designing cushion technology and other products  Production , research & development and bringing the brothers’ ideas to life  Development of Mattress Max ™ , Purple’s patented mattress manufacturing machine  Over 20 years of experience in manufacturing, design and project management prior to Purple  Continues to realize his goal of making millions of people more comfortable Sam Bernards Chief Executive Officer  Sam led numerous teams at Walmart that were responsible for a $2 billion program to optimize its global supply chain, a $7 billion program for strategic supplier management and an $80 billion growth strategy for Walmart U.S., which resulted in the launch of Walmart Express and other innovations  Founding member of venture capital firm Peak Ventures, which invested in 31 companies Terry & Tony Pearce Founders 7

18 …Complemented by an exceptional executive team Wayne Moorehead Chief Brand Officer  Previously CMO for a large public company as well as an INC 500 company where he was instrumental in building their billion - dollar brand  Has led brand strategy at multiple creative agencies where he worked with many well - known and iconic brands Alex McArthur Chief Marketing Officer  Alex leads the world class marketing and branding teams at Purple  Has experience in both agency and in - house settings, including startups and large public enterprises  Experience leading high growth disruption leveraging progressive marketing tactics  Led all digital marketing strategies including web, content, mobile, email, social, analytics and search marketing efforts Dan Hill Chief Retail Officer  13 total years leading retail efforts  Managed 13 MyComfort mattress stores  Led EquaPressure for 7 years and other wholesale programs for 10 total years Mark Watkins Chief Financial Officer  Spent over a decade at NuSkin, heavily involved with investor relations and other public company functions  Spearheaded hyper - growth at Traeger and was instrumental in securing a major capital investment  15 total years leading financial, HR, legal and IT functions 7

19 Complemented by an exceptional executive team (continued) Charlie Smith Chief Operating Officer  Held executive leadership roles in pharmaceutical, consumer goods, food and beverage and international consulting  Over 20 years of experience leading supply chain, manufacturing, product development, engineering, real estate and human resources in over 70 different countries for companies with revenues over $300 million Jodi Deputy Head of Purple People  23 years of HR and organizational leadership experience with progressive and proven track record  Global HR leader for industry - leading P&L’s in over 20 countries, focused on organic growth, mergers & acquisitions and attracting and retaining top talent in high - demand job markets Mitch Edwards Chief Business Development Officer  Former C - level executive of public and private high - profile e - Commerce , consumer electronics, Internet, entertainment and consumer brand companies  CEO of Overstock.com and CFO & General Counsel of Skullcandy, Razer, BitTorrent and Digital Courier Technologies Casey McGarvey Chief Legal Officer  22 years of experience as a trial attorney, 9 years as a general counsel  Litigated business cases, such as patent, trademark, anti - trust and products liability 7

Investment highlights

Purpose is recognized as a leading comfort technology brand that designs and manufactures products to improve how people sleep, sit & stand(1)

1 Market opportunity	2 Unique technology	3 Innovative product portfolio	4 Vertical integration
Large and growing market, with a DTC segment that more than doubled its market share between 2015 and 2016(2)	Backed by proprietary comfort and manufacturing technologies, know-how and design and development expertise	Success across multiple product categories leveraging the Company's proprietary Hyper-Elastic Polymer® technology and innovative design	Purple's integrated innovation, manufacturing and marketing capabilities provide competitive advantages

5 Go-to-market strategy	6 Growth opportunities	7 Proven team	8 Financial
Innovative marketing capabilities with multi-channel distribution strategy drive strong brand awareness and adoption	Open runway for growth and expansion opportunities	Experienced team of innovation, technology, manufacturing, marketing, data management and retail experts	Attractive intersection of hyper-growth and scale

(1) Purple has not yet entered into the stand market
(2) Based on ISPA estimates and published Wall Street research purple GPAC GLOBAL PARTNER ACQUISITION CORP
20

Recent initiatives update

22 Mattress Firm Dedicated Purple zone and branding Start date 11/22/17 Roll - out  Washington, D.C. metro area (open)  Sacramento, CA (open)  Austin, TX (before year - end) Projected store presence 50+ pilot test stores Products offered  Mattresses (new and existing models)  PowerBases  Pillows  Platform bases  Sheets  Mattress protectors  Seat cushions Preliminary results Sales of mattress portfolio and cross - sale of non - mattress products significantly above expectations Launch details of pilot test

23 Product developments (1) Product launches Pricing Twin XL Queen King Existing The Purple Bed $799 $999 $1,299 New Purple.2H $799 $999 $1,299 Purple.2 $1,049 $1,299 $1,699 Purple.3 $1,499 $1,899 $2,499 Purple.4 $1,999 $2,499 $3,299 1. Cover 2. Hyper - Elastic Polymer TM Smart Comfort Grid TM (2”, 3” or 4”, depending on model) 3. High - Density Comfort Polyurethane Foam 4. Comfort Polyurethane 5. Dynamic Support Coils Components of mattresses 4 1 2 3 4 The Purple Bed (existing) Purple.x (new) 5 5 1 2 3 1 2 (1) Launching online in 2018. Currently only available in select Mattress Firm stores

Financial highlights

Historical financials

Commentary

Revenue

- Hyper-growth at scale, achieving 227% year-over-year growth in the first 9 months of 2017
- Growth driven by DTC sales, increasing brand awareness and expanding product portfolio
  - DTC represents 97% of 2017YTD net revenue
  - Mattresses represents 72% of 2017YTD net revenue
- 2017 revenue impacted by capacity constraints – investments have been made in order to scale unit production
- Limited contribution from retail through Q3 2017 (no mattress sales)

Adjusted gross margins

- Significant margin expansion, driven by multiple efficiency gains associated with scale and manufacturing improvements and efficiencies
- Benefited from deployment of additional Mattress Max lines (Mattress Max #2 and #3) and increased automation in 2017

Adjusted EBITDA margins(2)

- Approximately breakeven on an adjusted EBITDA basis for 2017E
- 2017 margins impacted by marketing spend and efficiency due to increased digital marketing and brand awareness costs, capacity constraints(1) and negative publicity from false competitor claims in 2017

Net revenue ($m) and growth (%)


$65.5
$190.1
190%
$40.9
$133.8
227%
2016
2017E
9M 2016
9M 2017

Adjusted gross profit ($m) and margin (%)(2)


$25.6
$85.6
$15.3
$59.9
2016
2017E
9M 2016
9M 2017
39.1%
45.0%
37.4%
44.8%

Adjusted EBITDA ($m) and margin (%)(2)


$2.6
($0.5)
$2.1
($2.1)
2016
2017E
9M 2016
9M 2017
3.9%
(0.3%)
5.2%
(1.6%)

(1) Due to continued investments to expand capacity, under the current forecast, Purple does not expect to be capacity-constrained for the full year 2018 subject to bringing Mattress Max 4 online in 2018 and the expected functioning of other Mattress Max machines
(2) Refer to pages 37-39 for GAAP reconciliation

25

Q3 2017 results

Commentary

Revenue

- Continued to experience tremendous growth, achieving year-over-year growth of 178% in Q3 2017
- Growth driven by DTC sales across entire product portfolio
- Q3 2017 continued to be impacted by capacity constraints(1)
  - Mattress Max #2 (launched in May 2017) was still in "production ramp" phase for all of Q3 2017, limiting unit production

Adjusted gross margins

- Significant margin expansion year-over-year, driven by multiple efficiency gains associated with scale and manufacturing improvements and efficiencies

Adjusted EBITDA margins

- Decline in Q3 2017 margins primarily attributed to increased marketing and selling costs
  - Increased ad spend during period to maximize sales over labor day and increase brand awareness in anticipation for holiday sales in Q4 2017
  - Increased costs across digital channels including Facebook Platform and Google Brand Search
- Marketing efficiency impacted by increased digital marketing and brand awareness costs, as well as capacity constraints across product portfolio

($m) (unaudited)	Q3 2016	Q3 2017	% Δ / expansion (bps)
Total net revenue	**$20.2**	**$56.0**	**177.5%**
% YoY growth	*NM*	*178%*	*NM*
Cost of goods sold	12.6	31.6	149.9%
Adjusted gross profit	**$7.6**	**$24.4**	**223.6%**
% gross margin	*37.4%*	*43.6%*	*621.9*
Marketing and selling	4.7	25.7	NM
% net revenue	*23.3%*	*45.8%*	*2,251.4*
General and administrative	1.2	3.1	157.0%
% net revenue	*5.9%*	*5.4%*	*(43.4)*
Research and development	0.2	0.4	74.1%
% net revenue	*1.0%*	*0.6%*	*(37.8)*
Total operating expenses	**$6.1**	**$29.1**	**377.0%**
% net revenue	*30.2%*	*51.9%*	*2,170.3*
Adjusted operating income	**$1.5**	**($4.6)**	**NM**
% operating income margin	*7.2%*	*(8.2%)*	*(1,548.4)*
Adjusted EBITDA	**$1.5**	**($4.4)**	**NM**
% EBITDA margin	*7.4%*	*(7.8%)*	*(1,519.9)*

(1) Due to continued investments to expand capacity, under the current forecast, Purple does not expect to be capacity-constrained for the full year 2018 subject to bringing Mattress Max 4 online in 2018 and the expected functioning of other Mattress Max machines purple GPAC GLOBAL PARTNER ACQUISITION CORP

26

Projected financials

Commentary

Forecasting & budgeting overview

- Based on top-down and bottoms-up methodologies for financial forecasting and analysis
- New forecast driven by 2017YTD results and review of assumptions by Purple's new CFO, Mark Watkins, who joined November 2017

Revenue

- Growth in DTC sales across entire product portfolio, including full year benefit of expanded mattress portfolio in 2018, driving unit growth and uplift in blended ASP
- Broadening retail penetration through existing and new relationships (i.e. Mattress Firm pilot test at 50+ locations)
- Potential new product innovations
- Potential international expansion
- Due to continued investments to expand capacity, Purple is not expected to be capacity-constrained for the full year 2018[(1)]

Adjusted margins

- Continued adjusted gross margin improvements driven by efficiency gains associated with scale and manufacturing improvements
- Increased DTC direct response and brand awareness ad spend
- Adjusted EBITDA margin benefit from increased retail penetration

Capital expenditures

- Expected to be \$15.0m – \$20.0m in 2018E

Working capital

- Expected to be a use of cash of \$10.0m – \$15.0m in 2018E, in addition to a one-time \$10.0m -\$15.0m catch-up on working capital in Q1 2018

(\$m) (unaudited)	2016	2017E	2018E
Total net revenue	**\$65.5**	**\$190.1**	**\$370.0 - \$480.0**
% YoY growth	*NM*	*190%*	*94.7% - 152.5%*
Cost of goods sold	39.9	104.5	192.4 - 240.0
Adjusted gross profit	**\$25.6**	**\$85.6**	**\$177.6 - \$240.0**
% gross margin	*39.1%*	*45.0%*	*48.0% - 50.0%*
Marketing and selling	17.9	74.5	155.4 - 182.4
% net revenue	*27.3%*	*39.2%*	*42.0% - 38.0%*
General and administrative	4.4	11.1	25.0 - 28.8
% net revenue	*6.8%*	*5.9%*	*6.8% - 6.0%*
Research and development	0.8	1.2	3.0 - 4.0
% net revenue	*1.2%*	*0.6%*	*0.8%*
Total operating expenses	**\$23.1**	**\$86.9**	**\$183.4 - \$215.2**
% net revenue	*35.3%*	*45.7%*	*49.6% - 44.8%*
Adjusted operating income	**\$2.5**	**(\$1.3)**	**(\$5.8) - \$24.8**
% operating income margin	*3.8%*	*(0.7%)*	*(1.6%) - 5.2%*
Adjusted EBITDA	**\$2.6**	**(\$0.5)**	**(\$4.0) - \$26.6**
% EBITDA margin	*3.9%*	*(0.3%)*	*(1.1%) - 5.5%*

Note: Refer to page 28 for 2018E revenue detail

(1) Due to continued investments to expand capacity, under the current forecast, Purple does not expect to be capacity-constrained for the full year 2018 subject to bringing Mattress Max 4 online in 2018 and the expected functioning of other Mattress Max machines purple GPAC Global Partner Acquisition Corp

27

Revenue detail

Opportunities	2018E range	Commentary	Long-term outlook
DTC	$335m - $365m	▪ Based on current trends of Purple market share gains and growth in DTC market overall ▪ Assumes no capacity constraints in 2018[1]	▪ Expectation of continued rapid growth of DTC for several years, and then growing with overall e-commerce growth once DTC reaches 20%+ share of total industry sales
Retail (existing)	$15m - $25m	▪ Increased penetration and expansion of product rollout at retailers where Purple has had an existing relationship	▪ Represents small penetration of the overall opportunity with these retailers ▪ Over 2,000+ possible "doors" at these existing retail relationships where Purple mattresses and other products could be sold
Retail (new, including Mattress Firm)	$15m - $75m	▪ Reflects the successful rollout of Mattress Firm pilot program and subsequent, moderate expansion of partnership ▪ New retail relationships	▪ Mattress Firm and additional retail partner revenue grows and becomes a more significant portion of revenue mix ▪ 5,000+ of "doors" for Mattress Firm and others
International	$2m - $10m	▪ Continued penetration and expansion in Canada and potential expansion into other international countries	▪ Broad international expansion
New products	$3m – $5m	▪ Assumed two new product launches for 2018	▪ Continue to introduce comfort technology products to the market
Total 2018E revenue:	**$370m - $480m**		

Revenue bridge ($m)



$65
$122
$3
$190
$167
$13
$370
$45
$6
$4
$425
2016
DTC
Retail
2017
DTC
Retail
2018 (existing)
New retail
International
New products
2018 (revised)

Note: Revenue bridge based on midpoint of 2018 opportunities

(1) Due to continued investments to expand capacity, under the current forecast, Purple does not expect to be capacity-constrained for the full year 2018 subject to bringing Mattress Max 4 online in 2018 and the expected functioning of other Mattress Max machines purple GPAC GLOBAL PARTNER ACQUISITION CORP 28

29 Purple DTC market share sensitivity 2018E Purple DTC net revenue ($m) Note: “Traditional ” per ISPA, multiplied by a 2.0x retail markup; “Direct - to - consumer” per published Wall Street research, representing total reve nues of e - Commerce mattress brands. Purple financials shown at midpoint of “existing” net revenue range. Refer to page 28 for 2018E revenue detail Source: ISPA, Wall Street research, Furniture Today, Better Sleep Council DTC % share of total market 9.8% 9.9% 10.0% 10.1% 10.2% 54.5% 56.0% 57.6% 59.2% 60.8% $335 $338 $342 $345 $349 $339 $342 $346 $349 $353 $343 $347 $350 $354 $357 $347 $351 $354 $358 $361 $351 $355 $358 $362 $365 Implied DTC market growth % Purple % share of DTC market / share ∆ (DTC net revenue) 17.4% / 2.7% 17.6% / 2.9% 17.8% / 3.1% 18.0% / 3.3% 18.3% / 3.6% ($m) (unaudited) 2016 2017E 2018E Market size Direct-to-consumer $780 $1,245 $1,962 % YoY growth 164% 60% 58% % total 4% 7% 10% Traditional $16,734 $16,902 $17,662 % YoY growth 3% 1% 4% % total 96% 93% 90% Total market $17,514 $18,147 $19,624 % YoY growth 6% 4% 8% Market share Purple DTC net revenue $61 $183 $350 % YoY growth NM 200% 91% % DTC market share 8% 15% 18% % DTC market share ∆ 8% 7% 3% Purple total net revenue $65 $190 $370 % YoY growth NM 190% 95% % DTC market share 8% 15% 19% % DTC market share ∆ 6% 7% 4%

Key margin detail

Key takeaways

- COGS as a % of net revenue improvement driven by multiple efficiency gains associated with scale and manufacturing improvements
  - Deployment of additional Mattress Max™ lines and increased automation in 2017 - 2018
  - Margin benefit to be driven by more efficient production from optimized molding configurations in 2018
- Marketing and selling expense as a % of net revenue projected to increase to drive incremental sales growth
  - Marketing efficiency impacted by increased digital marketing and brand awareness costs, capacity constraints and negative publicity from false competitor claims in 2017[2]
  - Continued increase in DTC direct response and brand awareness ad spend to support further DTC penetration and increased brand awareness
  - Assumes continued increase in costs across digital channels including Facebook Platform and Google Brand Search from 2017 to 2018
- G&A as a % of net revenue conservatively assumed to remain consistent
- Material R&D investments have already occurred to create core capabilities, product portfolio and accumulated expertise
- Adjusted EBITDA[3] margin benefit from increased retail penetration from 2017 to 2018

Adjusted OPEX and COGS as a % of net revenue[1][2][3]



1.2%
6.8%
27.3%
60.9%
0.6%
5.9%
39.2%
55.0%
0.8%
6.8% - 6.0%
42.0% - 38.0%
52.0% - 50.0%
2016
2017E
2018E
COGS
Marketing and selling
General and administrative
Research and development

purple GP AC GLOBAL PARTNER ACQUISITION CORP

(1) Excludes "Loss on disposal of property and equipment"
(2) Due to continued investments to expand capacity, under the current forecast, Purple does not expect to be capacity-constrained for the full year 2018 subject to bringing Mattress Max 4 online in 2018 and the expected functioning of other Mattress Max machines
(3) Refer to pages 37-39 for GAAP reconciliation

30

Purple's mattress production machinery cycle and manufacturing capacity

Production timeline for each Mattress Max machine

0 — Launch — Optimized

Build-out
- Originally took 9-12 months
- Experience and technology improvements will improve phase to 3-4 months

Production ramp
- Uneven production throughput phase as the Company tests and optimizes
- Phase can last 1-3 months

Continued optimization
- Continuous improvement in operations and efficiency result in incremental improvements to throughput

	Launch date	Commentary
Mattress Max #1	Pre 2016	▪ Focus in 2016-2017 on manufacturing efficiencies and increasing throughput which resulted in a 8x improvement in throughput since launch ▪ Further efficiency in 2018 can be achieved through optimizing molding configurations
Mattress Max #2	May 2017	▪ At tail end of production ramp phase ▪ Improved production ramp cycle by leveraging the lessons learned while improving and optimizing Mattress Max #1
Mattress Max #3	December 2017	▪ Able to leverage the many learnings from Mattress Max #1 & #2, leading to shorter build-out and production ramp cycles
Mattress Max #4	Q1 2018	

- Purple's manufacturing and operational expertise has led to significant optimization and continuous improvement in throughput of each Mattress Max
- With Mattress Max #1 – #4, Purple will have a run rate capacity of $600m+, which exceeds 2018 revenue forecast(1)
- Additional capacity investments can be made throughout 2018 to appropriately accommodate future growth

(1) Due to continued investments to expand capacity, under the current forecast, Purple does not expect to be capacity-constrained for the full year 2018 subject to bringing Mattress Max 4 online in 2018 and the expected functioning of other Mattress Max machines purple GPAC Global Partner Acquisition Corp
31

32 Medium - term business outlook (3 – 5 years) Target range Commentary Revenue growth 35% - 50%+  Further DTC growth  Expand retail penetration  Cross - sell existing customers  New product introductions  Category expansion  International expansion Adjusted gross margin 50%+  Higher margin products due to ASP uplift  Manufacturing optimization  Economy of scale improvements including direct material sourcing Adjusted EBITDA margin 10% - 15%  Multi - channel distribution  Cross - sell of existing customers  Marketing mix optimization  Marketing efficiency gains from increased brand awareness

Summary transaction terms

Key transaction terms

- Pro-forma enterprise value of $885.5 million
  - 2.1x Purple's 2018E net revenue midpoint of $425 million
- $50.0 million of cash to fund growth initiatives and for general corporate purposes
- Existing Purple owners receive an equity value of $860.8 million[1]
  - Transaction consideration include $59.3 million of cash and 80.1 million shares[2] in GPAC at close (Purple owners rolling 93%+ of their equity)
- The minimum cash closing condition is $100 million, net of GPAC's deal expenses
- 1/3 of GPAC Founder shares are forfeited and another 1/3 to be subject to an earnout, vesting when base shares trade up to $12.50
- All Sponsor Warrants to be transferred to current Purple equity holders, further aligning their future interests with shareholders

Pro-forma enterprise value at close *(in $ millions, unless noted)*

GPAC illustrative price per share	$10.00
Pro-forma shares outstanding	93.6
Total equity value	**$935.5**
(+) Pro-forma debt[3]	0.0
(-) Cash to balance sheet to fund growth initiatives and for GCP	(50.0)
Pro-forma enterprise value	**$885.5**

Sources & uses

Sources (in $ millions)	
GPAC cash[2]	$121.5
Purple roll-over equity	801.4
Current cash on hand	3.2
Total sources	**$926.2**

Uses (in $ millions)	
Cash to existing Purple shareholders	$59.3
Cash to balance sheet to fund growth initiatives	50.0
Purple roll-over equity	801.4
Deal expenses ($11.4 from GPAC and $4.0 from Purple)	15.4
Total uses	**$926.2**

Illustrative post-transaction ownership breakdown


GPAC shareholders 13%
GPAC sponsor 1%
Purple roll-over 86%

PF shares outstanding (millions)	
Purple roll-over	80.1
GPAC shareholders	12.1
GPAC sponsor shares not subject to forfeiture	1.3
Total share count	**93.6**

Note: Transaction structure and terms are illustrative, based on current capital structure, subject to change based on updated transaction terms and subject to the terms of the merger agreement, including the adjustment provisions contained therein
(1) Existing Purple owners' $900.0 million valuation is adjusted by its $38,359,326 of total liabilities, $4,000,000 of expected transaction expenses and $3,155,210 of cash on hand
(2) Assumes an illustrative per share price of $10.00 and $12,545,000 of available SPAC proceeds will fund the transaction with investors not wishing to participate to be replaced rather than redeemed
(3) Although the PF debt at close may change, current debt is only $37,165 (capital leases), consisting of the $16,344 of current portion of long-term obligations and $20,821 of long-term obligations figures on the balance sheet purple GPAC GLOBAL PARTNER ACQUISITION CORP
33

Appendix

35 Comparable company benchmarking Revenue metrics 2016 – 2018E revenue CAGR 2018E EV / revenue Note: Market data as of December 7, 2017. Multiples that are negative, unavailable or above a certain limit (50x) are considered not meani ng ful (“NM”) Source: Company filings, Wall Street research and FactSet High - growth consumer High - growth e - Commerce Traditional mattress and furniture Low Mid High Low Mid High 138% 155% 171% 27% 23% 18% 17% 11% 10% 136% 63% 51% 28% 23% 19% 11% 8% 7% 6% Median: 17% Median: 40% Median: 7% 2.4x 2.1x 1.8x 7.0x 4.6x 4.0x 3.2x 2.8x 2.0x 6.3x 4.2x 2.5x 1.9x 1.9x 1.7x 2.1x 1.8x 1.7x 1.0x Median: 3.6x Median: 2.2x Median: 1.7x

36 Compara

36 Comparable company benchmarking Margin metrics 2018E gross margin 2016 – 2018E gross margin expansion (bps) High - growth consumer High - growth e - Commerce Traditional mattress and furniture Low Mid High Low Mid High Note: Projections based on Wall Street research unless otherwise noted. Financials are normalized (adjusted for stock - based compensation, one - tim e items and amortization of intangibles) Source: Company filings, Wall Street research and FactSet 48% 49% 50% 63% 59% 53% 46% 42% 36% 66% 51% 50% 46% 44% NA 63% 42% 30% 23% Median: 49% Median: 50% Median: 36% 888 988 1,088 760 498 184 71 70 10 61 (21) (68) (352) (1,752) NA 137 85 9 (68) Median: 128 Median: (68) Median: 47

10 61 (21) (68) (352) (1,752) NA 137 85 9 (68) Median: 128 Median: (68) Median: 47

37 Projected non - GAAP income statement Note: Refer to page 28 for 2018E revenue detail ($m) (unaudited) 2016 2017E 2018E 9M 2016 9M 2017 Total net revenue $65.5 $190.1 $370.0 - $480.0 $40.9 $133.8 % YoY growth NM 190% 94.7% - 152.5% NM 227% Cost of goods sold 39.9 104.5 192.4 - 240.0 25.6 73.9 Adjusted gross profit $25.6 $85.6 $177.6 - $240.0 $15.3 $59.9 % gross margin 39.1% 45.0% 48.0% - 50.0% 37.4% 44.8% Marketing and selling 17.9 74.5 155.4 - 182.4 10.0 54.0 % net revenue 27.3% 39.2% 42.0% - 38.0% 24.4% 40.3% General and administrative 4.4 11.1 25.0 - 28.8 2.7 7.6 % net revenue 6.8% 5.9% 6.8% - 6.0% 6.7% 5.7% Research and development 0.8 1.2 3.0 - 4.0 0.5 0.9 % net revenue 1.2% 0.6% 0.8% 1.3% 0.7% Total operating expenses $23.1 $86.9 $183.4 - $215.2 $13.2 $62.5 % net revenue 35.3% 45.7% 49.6% - 44.8% 32.3% 46.7% Adjusted operating income $2.5 ($1.3) ($5.8) - $24.8 $2.1 ($2.6) % operating income margin 3.8% (0.7%) (1.6%) - 5.2% 5.1% (1.9%) Adjusted EBITDA $2.6 ($0.5) ($4.0) - $26.6 $2.1 ($2.1) % EBITDA margin 3.9% (0.3%) (1.1%) - 5.5% 5.2% (1.6%)

38 Adjusted EBITDA reconciliation Note: Refer to page 28 for 2018E revenue detail ($m) (unaudited) 2016 2017E 2018E 9M 2016 9M 2017 Net income ($1.9) ($2.4) ($20.6) - $6.5 ($1.7) ($3.4) Depreciation & amortization 0.1 0.8 1.8 0.0 0.5 Net interest expense 0.0 0.1 0.3 0.0 0.0 Other expense, net (0.0) (0.0) - (0.0) (0.0) Income tax expense - - 3.1 - - EBITDA ($1.8) ($1.6) ($18.5) - $12.1 ($1.6) ($3.0) Loss on disposal 0.0 0.0 - - 0.0 Legal fees 0.2 0.8 0.9 0.1 0.6 Deal fees - 0.3 13.6 - 0.3 Related party royalties 4.1 - - 3.6 - Adjusted EBITDA $2.6 ($0.5) ($4.0) - $26.6 $2.1 ($2.1) % EBITDA margin 3.9% (0.3%) (1.1%) - 5.5% 5.2% (1.6%)

39 Adjusted COGS and G&A reconciliation Note: Refer to page 28 for 2018E revenue detail ($m) (unaudited) 2016 2017E 2018E 9M 2016 9M 2017 GAAP COGS $44.0 $104.5 $192.4 - $240.0 $29.2 $73.9 Related party royalties (4.1) - - (3.6) - Adjusted COGS $39.9 $104.5 $192.4 - $240.0 $25.6 $73.9 % net revenue 60.9% 55.0% 50.0% - 52.0% 62.6% 55.2% ($m) (unaudited) 2016 2017E 2018E 9M 2016 9M 2017 GAAP gross profit $21.5 $85.6 $177.6 - $240.0 $11.7 $59.9 Related party royalties 4.1 - - 3.6 - Adjusted gross profit $25.6 $85.6 $177.6 - $240.0 $15.3 $59.9 % net revenue 39.1% 45.0% 48.0% - 50.0% 37.4% 44.8% ($m) (unaudited) 2016 2017E 2018E 9M 2016 9M 2017 GAAP general & administrative $4.6 $12.2 $39.5 - $43.3 $2.8 $8.5 Legal fees (0.2) (0.8) (0.9) (0.1) (0.6) Deal fees - (0.3) (13.6) - (0.3) Adjusted general & administrative $4.4 $11.1 $25.0 - $28.8 $2.7 $7.6 % net revenue 6.8% 5.9% 6.0% - 6.8% 6.7% 5.7%

40 This Investor Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an off er to buy, or a recommendation to purchase any equity, debt or other financial instruments of Purple Innovation, LLC (“Purple ” o r the “Company”) or GPAC or any of Purple’s or GPAC’s affiliates’ securities (as such term is defined under the U.S. Federal Securities Laws). This In ves tor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed b usi ness combination of Purple and GPAC and for no other purpose. The information contained herein does not purport to be all - inclusive. The data contai ned herein is derived from various internal and external sources. Please refer to the merger agreement for the full terms of the transaction. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any project ion s, modelling or back - testing or any other information contained herein. Any data on past performance, modeling or back - testing c ontained herein is no indication as to future performance. Purple and GPAC assume no obligation to update the information in this Inve sto r Presentation. This Investor Presentation contains certain non - GAAP financial information and forward - looking information which will not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Purple to p rov ide guidance on such information in the future. The trademarks and trademark symbols used herein are the properties of their respective companies. These slides include financial information and estimates based on Purple’s financial results through September 30, 2017. Purple has not yet finalized its December 31, 2017 financial information, and advises that the guidance and projections set forth in these slides are subject to change. Purple reiterates the full year 2017 net revenue guidance of $190 million. However, based on increased ope rat ing expenses incurred for the period following September 30, 2017, including sales and marketing expense, Purple has advised GPAC that it now expects profitability on an Adjusted EBITDA basis to be approximately breakeven for the full year 2017. Use of Projections This Investor Presentation and the proxy statement referred to below contain financial forecasts with respect to Purple’s estimate d n et revenues, gross profit, gross margin, EBITDA and EBITDA margin for Purple’s fiscal years 2017 and 2018. Neither GPAC’s ind epe ndent auditors nor the independent auditors of Purple audited, reviewed, compiled or performed any procedures with respect to the p roj ections for the purpose of their inclusion in this Investor Presentation and, accordingly, neither of them expressed an opini on or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upo n as being necessarily indicative of future results. In this Investor Presentation certain of the above - mentioned projected financial information has been repeated (in each case, wi th an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of pro viding comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual r es ults to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective re sul ts are indicative of the future performance of GPAC or Purple or that actual results will not differ materially from those pr ese nted in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarde d a s a representation by any person that the results contained in the prospective financial information will be achieved. Forward Looking Statements Certain statements made in this Investor Presentation are “forward looking statements” within the meaning of the “safe harbor” provis ion s of the United States Private Securities Litigation Reform Act of 1995. When used in this Investor Presentation, the words “ est imates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future ,” “propose,” “poised,” “opportunities” and variations of these words or similar expressions (or the negative versions of such w ord s or expressions) are intended to identify forward - looking statements. These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of whi ch are outside GPAC’s or Purple’s control, that could cause actual results or outcomes to differ materially from those discussed in the forw ard - looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability for an y reason to close the merger transaction contemplated by the merger agreement; the inability to recognize the anticipated benefits of the proposed bus iness combination, which may be affected by, among other things, the amount of cash available following any redemptions by GP AC stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed bu sin ess combination; costs related to the proposed business combination; Purple’s ability to manage growth; Purple’s ability to e xec ute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the ma rkets for its products; the rate and degree of market acceptance of Purple’s products, including new products to be introduced in 2018; the success of other competing cushioning and bedding technologies that exist or may become available; Purple’s ability to expand retail distribution; Purple’s ability to identify and integrate acquisitions; the performance of Purple’s products; rising costs or pricing pressures adversely affecting Purple’s profitability, including sales and marketing expenses; expectations regarding capacity constraints; potential litigation involving GPAC or Purple or the validity or enforceability of Purple’s intellectual property; general economic and ma rket conditions impacting demand for Purple’s products ; the possibility that Purple may be adversely affected by other economic, business an d/o r competitive factors; and other risks and uncertainties indicated from time to time in the definitive proxy statement of GPA C, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by GPAC. Neither GPAC nor Purple un der takes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events o r otherwise, except as required by law. Industry and Market Data In this Investor Presentation, Purple relies on and refers to information and statistics regarding market shares in the secto rs in which it competes and other industry data. Purple obtained this information and statistics from third - party sources, includin g reports by market research firms, such as KeyBanc Capital Markets Inc. Purple has supplemented this information where necessary with informatio n f rom discussions with Purple customers and its own internal estimates, taking into account publicly available information abou t o ther industry participants and Purple’s management’s best view as to information that is not publicly available. Use of Non - GAAP Financial Measures This Investor Presentation includes non - GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adju sted Gross Profit, Adjusted Gross Profit Margin, Adjusted Cost of Goods Sold and Adjusted General and Administrative Expense. In this Investor Presentation, “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortizati on and “Adjusted EBITDA” means EBITDA excluding loss on disposal, legal fees and deal fees associated with the Business Combinat ion , and related party royalties. EBITDA and Adjusted EBITDA do not represent, and should not be considered as, an alternative to net inc ome or cash flows from operations, each as determined in accordance with GAAP. Adjusted EBITDA Margin means Adjusted EBITDA d ivi ded by revenue. Adjusted Gross Profit means Gross profit (as calculated in accordance with GAAP) plus related party royalties. Adjus ted Gross Profit Margin means Adjusted Gross Profit divided by revenue. Adjusted Cost of Goods Sold means Cost of Goods Sold (as ca lculated in accordance with GAAP) less related party royalties. Adjusted General and Administrative Expense means General and Administrat ive Expense (as calculated in accordance with GAAP) less legal fees and transaction fees associated with the Business Combination . We have presented these non - GAAP measures in this Investor Presentation because we consider them key measures, because Purple believes t hat these measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Ot her companies may calculate these non - GAAP measures differently than Purple does. These non - GAAP measures have limitations as analyt ical tools, and you should not consider them in isolation or as a substitute for analysis of Purple’s results as reported und er GAAP. A reconciliation of these non - GAAP measures can be found in this presentation, which is an exhibit to GPAC’s Form 8 - K filed with the SEC and can be found on the SEC’s website at www.sec.gov and was also posted on the GPAC website at www.globalpartnerac.c om and the Purple website at www.purple.com . Additional Information about the Transaction and Where to Find It In connection with the proposed business combination, GPAC will file preliminary and definitive proxy statements with the SEC an d w ill mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPA C a re advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connecti on with GPAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination bec aus e the proxy statements will contain important information about the proposed business combination and the parties to it. The definitive p rox y statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the proposed business com bination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor New York, New York 10020, e - mail: info@globalpartnerac.com. Participants in the Solicitation GPAC , Purple, and their respective directors, executive officers and other members of their management and employees, under SEC r ule s, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the proposed busin ess combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and intere sts in GPAC’s directors and in its Annual Report on Form 10 - K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 14, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies t o t he GPAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the pro posed business combination when available. Information concerning the interests of GPAC’s and Purple’s participants in the solicitation, whi ch may, in some cases, be different than those of GPAC’s and Purple’s equity holders generally, will be set forth in the proxy s tat ement relating to the proposed business combination when it becomes available. Disclaimer This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, n or shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to th e registration or qualification under the securities laws of any such jurisdiction . Disclaimer